Oral Presentation at the 29th International Conference on Advances in Critical Care Nephrology: AKI and CRRT - March 2024 Intravenous GeminiTM for Prevention of Acute Kidney Injury Prophylactic Administration of Gemini (intravenous PHAD®) Reduces Tissue Damage and Improves Kidney Function in a Rat Model of Bilateral Ischemic Reperfusion Induced Acute Kidney Injury (AKI) Presented by Robin Marsden, Senior Vice President, Biology

Gemini Reprograms Toll-Like Receptor 4 Signaling

Introduction

- Gemini is a proprietary formulation of phosphorylated hexaacyl disaccharide (PHAD), a synthetic, detoxified version of lipopolysaccharide (LPS).
- PHAD stimulates TLR4 to precondition immune cells, including early, robust induction of IL-10, followed by an attenuated induction of IL-6, and TNF-α.



TLR4 Receptor-
Expressing Cells
PHAD
Cytokine and
Chemokine
Production
IL-10
IL-6
TNF-α
Injury /
Ischemia
Immune cell mobilization
Attenuated pro-inflammatory cytokines
Reduced reactive oxidative species
Improved function
Reduced damage
Faster recovery

- Following injury (e.g. ischemia), immunostimulatory preconditioning contributes to mobilization of innate immune cells, a reduced pro-inflammatory response, and a reduction in reactive oxidative species.
- Immunostimulatory preconditioning was shown to provide significant improvement in function, less tissue damage, and accelerated resolution of injury in multiple models of kidney injury (I/R and UUO).

Methods: Ischemia/Reperfusion AKI Model[1]



Study Day
Day: -14
-7
-2
-1
0
1
2
3
Animals Arrive
& Acclimate
Surgery
* Time i.v. Dosing
* 24-h Urine Collection
* Blood Collection
* Endpoint Sacrifice

- Rats (n=8-28 per group) were administered vehicle or Gemini 24 and/or 48 hours prior to I/R surgery (30-minute ischemia) at different dose levels (0.07 and 0.35 mg/kg).
- In addition to clinical observation, rats were evaluated for kidney function and functional biomarkers at 24 and 72 hours post surgery and kidney damage at 72 hours (sacrifice) post surgery.

[1] Skrypnyk NI, et. al. Ischemia-reperfusion model of acute kidney injury and post injury fibrosis in mice. J Vis Exp. 2013 Aug 9;(78):50495. doi: 10.3791/50495. PMID: 23963468; PMCID: PMC3854859.

REVELATION BIOSCIENCES

Oral Presentation at the 29th International Conference on Advances in Critical Care Nephrology: AKI and CRRT - March 2024

Gemini Preserves Kidney Function and Reduces Injury

Kidney Function at 24 and 72 hours

Figure 1a. Change in Creatinine[1]



p<0.04
p<0.02
Change in creatinine (mg/dL)
4
3.5
3
2.5
2
1.5
1
0.5
0
24 hr-sham
24 - 0 mg/kg
24 hr - 0.35 mg/kg
72 hr-sham
72 hr - 0 mg/kg
72 hr - 0.35 mg/kg

Figure 1b. Change in BUN[1]



p<0.02
Change in BUN (mg/dL)
140.00
120.00
100.00
80.00
60.00
40.00
20.00
0.00
24 hr-sham
24 hr post - 0 mg/kg
24 hr post - 0.35 mg/kg
72 hr - sham
72 hr post - 0 mg/kg
72 hr post - 0.35 mg/kg

- Gemini pretreatment (0.35 mg/kg) significantly preserved kidney function with return to base line faster relative to untreated control animals (Figure 1a and 1b). A similar trend was observed for 0.07 mg/kg (data not shown).
- Additional renal function findings (data not shown) included improved creatinine clearance and excretion relative to the untreated group

Kidney Injury at 72 hours

Figure 2a. Acute Cortical Tubular Necrosis[2]



p<0.02
Histology Score (0-5)
5
4.5
4
3.5
3
2.5
2
1.5
1
0.5
0
Sham
0 mg/kg
0.35 mg/kg

Figure 2b. Medullary Tubular Necrosis[2]



p<0.01
Histology Score (0-5)
5
4.5
4
3.5
3
2.5
2
1.5
1
0.5
0
Sham
0 mg/kg
0.35 mg/kg

- Gemini reduced injury to the cortical and medullary tubules as measured by histopathology (Figure 2a and 2b). A similar trend was observed for 0.07 mg/kg (data not shown).
- Additional findings: Gemini did not significantly lower cortical or medullary tubular degeneration or tubular protein casts included (data not shown) relative to the untreated group.

[1]N=16-28, dosed 24 and/or 48 hours prior to surgery. [2]N=8-14, dosed 24 hours prior to surgery.

REVELATION BIOSCIENCES

Oral Presentation at the 29th International Conference on Advances in Critical Care Nephrology: AKI and CRRT - March 2024

Gemini Significantly Attenuates Inflammatory Response

Figure 3a. Urinary CRP at 24 hours[1]


p<0.01
4000
3500
3000
2500
2000
1500
1000
500
0
CRP (ng/mL)
Sham-24hr
0 mg/kg-24hr
0.35 mg/kg-24hr

Figure 3b. Urinary IL-6 at 24 hours[1]


p<0.05
2000.0
1800.0
1600.0
1400.0
1200.0
1000.0
800.0
600.0
400.0
200.0
0.0
Urinary IL-6 (ng/mL)
Sham-24hr
0 mg/kg-24hr
0.35 mg/kg-24hr

Figure 3c. Serum CRP at 72 hours[1]


p<0.01
1000.0
900.0
800.0
700.0
600.0
500.0
400.0
300.0
Serum CRP (pg/mL) at 72 hrs
Sham-72hr
0 mg/kg-72hr
0.35 mg/kg-72hr

Figure 3d. Neutrophilic Inflammation at 72 hours[2]


p<0.02
5
4.5
4
3.5
3
2.5
2
1.5
1
0.5
0
Histology Score (0-5)
Sham
0 mg/kg
0.35 mg/kg

- Pretreatment with Gemini (0.35 mg/kg) significantly reduced multiple markers of local inflammation at 24 and/or 72 hours in urine (Figure 3a and 3b, 72-hour data not shown).
- Pretreatment with Gemini (0.35 mg/kg) significantly reduced a key marker (c reactive protein, CRP) of systemic inflammation at 72 hours in serum (Figure 3c).
- Pretreatment with Gemini also significantly reduced markers of cellular inflammation as observed via reduced neutrophilic inflammation (Figure 3d).
- Additional markers of reduced cellular inflammation observed (data not shared).

[1]N=16-28, dosed 24 and/or 48 hours prior to surgery. [2]N=8-14, dosed 24 hours prior to surgery.

REVELATION BIOSCIENCES

Oral Presentation at the 29th International Conference on Advances in Critical Care Nephrology: AKI and CRRT - March 2024

Gemini Clinical Evaluation Initiated Discussion Improved kidney function and reduced necrosis likely due to reduction in pro-inflammatory activities, as observed in reduced neutrophil inflammation and reduced local and systemic CRP and IL-6 levels Gemini may halt necroinflammation feedback loop by reducing proinflammatory signals that contribute to cellular necrosis, effectively improving organ health Additional indications of improved kidney health include local and systemic changes in NGAL and HO-1 (results not reported here) Study limitations: rodent to human translation, sample timing and volume (limited), magnitude of effect of treatment corresponds to AKI severity Conclusions Immunologic preconditioning with Gemini reduces tissue damage and improves kidney function in a rat model of bilateral ischemic reperfusion induced acute kidney injury Phase 1 clinical studies with Gemini initiated in March 2024 Oral Presentation at the 29th International Conference on Advances in Critical Care Nephrology: AKI and CRRT - March 2024